EXHIBIT 32.1

CERTIFICATION

I, Mark McDade, Chief Executive Officer, and Andrew L. Guggenhime, Senior Vice President and Chief Financial Officer of PDL BioPharma, Inc. (the “Registrant”), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on his knowledge:

(1) the Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 of the Registrant, to which this certification is attached as an exhibit (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

A signed original of this written statement required by Section 906 has been provided to the Securities and Exchange Commission or its staff upon request.

Dated: May 9, 2006

By:

/s/ Mark McDade
Mark McDade Chief Executive Officer

/s/ Andrew L. Guggenhime
Andrew L. Guggenhime Senior Vice President and Chief Financial Officer (Principal Financial Officer)